Contact: Michele Feller
         House2Home, Inc.
         949-442-5448


                                                           FOR IMMEDIATE RELEASE


              HOUSE2HOME ANNOUNCES THIRD QUARTER FINANCIAL RESULTS
             -- Company provides update on bankruptcy proceedings --


         Irvine, California - November 21, 2001 - House2Home, Inc. today announced financial results for the third fiscal quarter and nine-month period, ended October 27, 2001. On November 7, the company and its subsidiaries filed voluntary petitions under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court in Santa Ana, California. The company is in the process of liquidating all 42 of its House2Home home decorating superstores and will cease normal business operations over the next three to four months.

         The company reported a net loss for the fiscal third quarter of $20.6 million, or $0.55 per diluted share. For the prior year period, the company reported a net loss of $10.3 million, or $0.27 per diluted share. Sales for the company's 42 House2Home stores totaled $119.4 million for the quarter. Sales totaled $334 million for the third quarter a year ago when the company operated 84 HomeBase stores and five House2Home test stores.

         For the nine-month period, the company reported a net loss of $187.9 million, or $5.00 per diluted share. The company reported a net loss of $10 million, or $0.27 per diluted share, for the corresponding prior year period. Sales for the current nine-month period were $530.4 million. Net sales for the corresponding prior year period were $1.1 billion, including sales at both HomeBase and House2Home stores.

         As previously reported, sales for the company's House2Home stores fell severely following the September 11 terrorist attacks, exacerbating an already difficult retail environment. In addition, the company was approaching its peak borrowing levels against its credit facility following the August completion of the store conversion program. These factors, in combination, led to extreme pressure on the company's cash position. Despite intense efforts, no other strategic alternatives materialized that would permit the company to avoid liquidation.

         Upon receiving Bankruptcy Court approval, inventory liquidation sales began on November 14 at all 42 House2Home stores. The inventory liquidation process is being conducted by a joint venture, led by Gordon Brothers Retail Partners, LLC, and is expected to take approximately 13 weeks to complete. The company also reported that it has reached an agreement with the major constituencies in the bankruptcy case, and, subsequently, has received Bankruptcy Court approval, to honor outstanding pre-petition House2Home gift certificates, gift cards and credit vouchers. All House2Home stores are now accepting these forms of store credit. In addition, a committee representing the company's unsecured creditors has been established. The company is also developing a process for the orderly disposition of its owned and leased properties. Based on information currently available, the company does not believe there will be equity value remaining after proceeds from the liquidation of inventory, real estate and other assets are used to repay secured and unsecured creditors.

         Headquartered in Irvine, California, House2Home, Inc. has 42 House2Home home decorating superstores in three western states. Averaging more than 100,000 square feet, House2Home stores offer an expansive selection of specialty home decor merchandise across four broad product categories - outdoor living, indoor living,, home decor and accessories and seasonal goods. For more information, visit the House2Home web site at www.house2home.com (which shall not be deemed to be incorporated in or a part of this press release).

         Matters discussed in this press release include forward-looking statements that involve risks and uncertainties that could cause results to differ materially from those expressed. Such risks and uncertainties include, but are not limited to, the company's ability to obtain favorable terms for store inventory liquidations and real estate divestitures and the overall success of the company's liquidation; the completion of store inventory liquidations within 13 weeks; the economic conditions of the company's markets and the factors set forth in the company's annual report on Form 10-K for the fiscal year ended January 27, 2001 under the heading "Risk Factors" and in the company's other filings with the Securities and Exchange Commission. The company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof.

                               (tables to follow)

                                HOUSE2HOME, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

-------------------------------------------------- -------------------------------- --------------------------------
                                                           13 Weeks Ended                   39 Weeks Ended
-------------------------------------------------- -------------------------------- --------------------------------
                                                    October 27,      October 28,     October 27,      October 28,
                                                        2001            2000             2001            2000
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Net sales                                           $   119,400     $   334,350      $   530,416     $ 1,107,185

Cost of goods sold                                       79,627         233,397          440,858         783,984
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Gross profit                                             39,773         100,953           89,558         323,201

Selling, general and administrative expenses             66,509         113,973          192,199         337,888
Pre-opening expenses                                        532           4,782           38,493           5,535
Store closures and other charges                              -          (2,450)         146,271          (6,450)
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Operating loss                                          (27,268)        (15,352)        (287,405)        (13,772)

Interest expense, net                                     5,395           1,018           10,789           2,976
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Loss before income taxes                                (32,663)        (16,370)        (298,194)        (16,748)

Income tax benefit                                      (12,085)         (6,051)        (110,331)         (6,193)
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Loss before extraordinary gain                          (20,578)        (10,319)        (187,863)        (10,555)

Extraordinary gain on early extinguishment of debt            -               -                -             576
-------------------------------------------------- --------------- ---------------- --------------- ----------------

Net loss                                            $   (20,578)    $   (10,319)     $  (187,863)    $    (9,979)
================================================== =============== ================ =============== ================


Basic net loss per share:
   Loss before extraordinary gain                   $     (0.55)    $     (0.27)     $     (5.00)    $     (0.28)
   Extraordinary gain                                         -               -                -            0.01
-------------------------------------------------- --------------- ---------------- --------------- ----------------

   Net loss                                         $     (0.55)    $     (0.27)     $     (5.00)    $     (0.27)
================================================== =============== ================ =============== ================

Diluted net loss per share:
   Loss before extraordinary gain                   $     (0.55)    $     (0.27)     $     (5.00)    $     (0.28)
   Extraordinary gain                                         -               -                -            0.01
-------------------------------------------------- --------------- ---------------- --------------- ----------------

   Net loss                                         $     (0.55)    $     (0.27)     $     (5.00)    $     (0.27)
================================================== =============== ================ =============== ================


Shares used in computation of net loss per share:
   Basic                                                 37,596          37,597           37,596          37,600
   Diluted                                               37,596          37,597           37,596          37,600

                                HOUSE2HOME, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

------------------------------------------------------------------ ---------------- --------------- ----------------
                                                                     October 27,     January 27,      October 28,
                                                                        2001             2001            2000
------------------------------------------------------------------ ---------------- --------------- ----------------

ASSETS
   Current assets:
     Cash and cash equivalents                                       $        -        $   44,869     $   16,697
     Accounts receivable, net                                             8,098            12,449         23,677
     Merchandise inventories                                            151,721           213,352        395,650
     Deferred income taxes                                                    -                 -          5,113
     Prepaid expenses and other current assets                            3,642             3,047          2,846
     Refundable income taxes                                                  -             9,966          5,785
------------------------------------------------------------------ ---------------- --------------- ----------------
   Total current assets                                                 163,461           283,683        449,768

   Property, net                                                        244,602           246,284        258,258
   Property under capital leases, net                                         -             4,320          4,429
   Deferred income taxes                                                151,080            44,403          5,527
   Other assets                                                          10,855             6,021          4,917
------------------------------------------------------------------ ---------------- --------------- ----------------

   Total assets                                                      $  569,998        $  584,711     $  722,899
================================================================== ================ =============== ================

LIABILITIES
   Current liabilities:
     Short term debt                                                 $  117,760       $        -      $        -
     Accounts payable                                                    30,372            38,972        119,551
     HomeBase closure reserve - current                                  33,724                 -              -
     Accrued expenses and other current liabilities                      76,373            85,812         83,557
------------------------------------------------------------------ ---------------- --------------- ----------------

   Total current liabilities                                            258,229           124,784        203,108

   Long-term debt                                                        90,182            90,182         90,182
   HomeBase closure reserve - non-current                                50,734                 -              -
   Obligations under capital leases, less portion due
     within one year                                                      7,345             7,664          7,763
   Other noncurrent liabilities                                          26,703            37,443         36,837
------------------------------------------------------------------ ---------------- --------------- ----------------
   Total liabilities                                                    433,193           260,073        337,890

STOCKHOLDERS' EQUITY
   Total stockholders' equity                                           136,805           324,638        385,009
------------------------------------------------------------------ ---------------- --------------- ----------------

   Total liabilities and stockholders' equity                        $  569,998        $  584,711     $  722,899
================================================================== ================ =============== ================

        The accompanying notes are an integral part of these consolidated financial statements.

                                HOUSE2HOME, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

------------------------------------------------------------------------- --------- --------------------------------
                                                                                             39 Weeks Ended
------------------------------------------------------------------------- --------- --------------------------------
                                                                                     October 27,      October 28,
                                                                                         2001            2000
------------------------------------------------------------------------- --------- --------------- ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                          $   (187,863)      $  (9,979)
  Adjustments to reconcile net loss to net cash provided by
    (used in) operating activities:
      Depreciation and amortization                                                       21,642          22,681
      HomeBase closure reserve                                                            88,778               -
      Extraordinary gain on early extinguishment of debt                                       -            (914)
      (Gain) loss on property disposals                                                  (17,715)          1,752
      Deferred income taxes                                                             (106,677)          1,892
      Accounts receivable                                                                  4,351           5,762
      Merchandise inventories, net of accounts payable                                    53,031         (13,862)
      Refundable income taxes                                                              9,966               -
      Accrued income taxes                                                                     -          (6,420)
      Accrued expenses and other current liabilities                                      20,353           9,685
      Other noncurrent liabilities                                                       (10,740)         (7,707)
      Other                                                                               (2,052)         (2,440)
------------------------------------------------------------------------- --------- --------------- ----------------

    Net cash provided by (used in) operating activities                                 (126,926)            450
------------------------------------------------------------------------- --------- --------------- ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Sales of marketable securities                                                             -          15,012
    Sale of owned property                                                                49,000               -
    Property additions                                                                   (85,896)        (24,073)
    Property disposals                                                                     7,144              84
------------------------------------------------------------------------- --------- --------------- ----------------

    Net cash used in investing activities                                                (29,752)         (8,977)
------------------------------------------------------------------------- --------- --------------- ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Early extinguishment of long-term debt                                                     -          (1,271)
    Short term debt borrowings                                                            45,000               -
    Credit facility borrowings, net                                                       72,760               -
    Repayment of capital lease obligations                                                  (277)           (241)
    Proceeds from sale and issuance of common stock                                            4              19
    Debt issuance costs                                                                   (5,678)            (30)
------------------------------------------------------------------------- --------- --------------- ----------------

    Net cash provided by (used in) financing activities                                  111,809          (1,523)
------------------------------------------------------------------------- --------- --------------- ----------------

    Net decrease in cash and cash equivalents                                            (44,869)        (10,050)
    Cash and cash equivalents at beginning of year                                        44,869          26,747
------------------------------------------------------------------------- --------- --------------- ----------------

    Cash and cash equivalents at end of period                                      $          -        $ 16,697
========================================================================= ========= =============== ================

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. The accompanying condensed consolidated financial statements do not purport to reflect or provide for the consequences of the bankruptcy proceedings. In particular, such consolidated financial statements do not purport to show (a) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (b) as to pre-petition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (c) as to stockholder accounts, the effect of any changes that may be made in the capitalization of the Company; or (d) as to operations, the effect of any changes that may be made in its business.

2. The following is financial information by segment:

                                                 13 Weeks Ended                39 Weeks Ended          Fiscal Year
                                                                                                           end
       ---------------------------------- -------------- -------------- -------------- -------------- --------------
                                           October 27,    October 28,    October 27,    October 28,    January 27,
       (In thousands)                         2001           2000           2001           2000           2001
       ---------------------------------- -------------- -------------- -------------- -------------- --------------

       Sales:
           HomeBase                        $         -    $   319,748    $   308,147    $ 1,092,583    $ 1,404,510
           House2Home                          119,400         14,602        222,269         14,602         35,089
       ---------------------------------- -------------- -------------- -------------- -------------- --------------

       Total Sales                         $   119,400    $   334,350    $   530,416    $ 1,107,185    $ 1,439,599
       ================================== ============== ============== ============== ============== ==============

       Store operating loss:
           HomeBase                        $         -    $    (3,315)   $   (27,664)   $    16,390    $   (48,636)
           House2Home                          (24,051)          (337)       (31,702)          (337)        (1,186)
           General and administrative
               and other                        (3,217)       (11,700)      (228,039)        (2,281)       (58,007)
       ---------------------------------- -------------- -------------- -------------- -------------- --------------

       Total Store Operating Loss          $   (27,268)   $   (15,352)   $  (287,405)   $   (13,772)   $  (107,829)
       ================================== ============== ============== ============== ============== ==============

       Assets:
           HomeBase                                                      $    69,348                   $   388,138
           House2Home                                                        306,218                        48,004
           Corporate and other                                               194,432                       148,569
       ---------------------------------- -------------- -------------- -------------- -------------- --------------

       Total Assets                                                      $   569,998                   $   584,711
       ================================== ============== ============== ============== ============== ==============